                                                                EXHIBIT 10.53

                                                    EXECUTION COPY


                                   AMENDMENT NO. 4

                                                    March 10, 1994

       To the Lenders party to the
         Credit Agreement referred to
         below

       Ladies and Gentlemen:

                 We refer to the Credit Agreement dated as of June 29, 1993, as amended by Amendment No. 1 and Waiver No. 1 dated as of June 30, 1993, Amendment No. 2, Waiver No. 2 and Consent No. 1 dated as of September 1, 1993, Amendment No. 2, Waiver No. 2 and Consent No. 1 dated as of September 3, 1993, and Amendment No. 3 dated as of December 30, 1993 (the ``
                      Credit Agreement'') among IMC Fertilizer, Inc., as Borrower, IMC Fertilizer Group, Inc., as Guarantor, each of you, Citibank, N.A. (``
                        Citibank''), as Administrative Agent, and
       Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., as Co-Agents. Unless otherwise defined herein, the terms defined in the Credit Agreement are used herein as therein defined.

                 The Guarantor plans to make an offering of its common stock in an approximate amount of $150,000,000, the proceeds of which will be used to pay outstanding debt. We have requested that you agree to amend the Credit Agreement to permit such offering and debt payment, and to allow the issuance and sale of capital stock and prepayment of debt in the future. You have indicated your willingness to so agree. Accordingly, it is hereby agreed by you and us as follows:

                 The Credit Agreement is, effective as of the date first above written, hereby amended as follows:

                 (a)  Section 5.02(g) is amended by adding the words ``
                                                                      of the
            Borrower''
                      in the ninth and tenth lines thereof after the words
            ``
             capital stock''.

                 (b) Section 5.02(g) is further amended by deleting subsections (iv), (v) and (vi) in full.

                           (c)  Section 5.02(k) is deleted in full.

                 On and after the effective date of this Amendment, each reference in the Credit Agreement to ``
                                             this Agreement'', ``hereunder'',
       ``
        hereof'' or words of like import referring to the Credit Agreement, and each reference in the Notes to the Credit Agreement, thereunder, thereof or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment. The Credit Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                 If you agree to the terms and provisions hereof, please evidence such agreement by executing and telecopying a signature page counterpart of this Amendment to (212) 826-2371, Attention of Goran Sare, and returning at least six counterparts of this Amendment to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attention of Kimberly Marroni. This Amendment shall become effective as of the date first above written when and if counterparts of this Amendment shall have been executed by the Required Lenders. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

                 This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                 This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                     Very truly yours,

                                     IMC FERTILIZER, INC., as
                                     Borrower


                                     By  JOHN E. GALVIN
                                         -----------------------------------
                                         Title:


                                     IMC FERTILIZER GROUP, INC.,
                                     as Guarantor


                                     By  JOHN E. GALVIN
                                         -----------------------------------
                                         Title:

            Agreed as of the date
              first above written:

            CITIBANK, N.A., as Administrative Agent,
            Co-Agent and a Lender


            By  JAMES N. SIMPSON
                ---------------------------------------
                Title:  Citibank, N.A. Attorney-In-Fact


            NATIONSBANK OF NORTH CAROLINA, N.A., as
            Co-Agent and a Lender


            By  CHRISTOPHER B. TORIE
                ---------------------------------------
                Title:  Senior Vice President


            COOPERATIEVE CENTRALE RAIFFEISEN-
            BOERENLEENBANK B.A., as Co-Agent and
            a Lender


            By  JOANNA M. SOLOWSKI
                ---------------------------------------
                Title:  Vice President


            By  AUGUST BRAAKSMA
                ---------------------------------------
                Title:  Vice President


            ARAB BANKING CORPORATION, as
            a Lender


            By  GRANT E. McDONALD
                ---------------------------------------
                Title:  Vice President